                                                     EXHIBIT 5(b)
                         PROMISSORY NOTE

Nashville, Tennessee                                  $35,000,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of SUNTRUST BANK, NASHVILLE, NATIONAL ASSOCIATION ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Thirty-Five Million and no/100 Dollars ($35,000,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Thirty-Five Million Dollars ($35,000,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all

Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            -------------------------------------

                         Title: Senior Vice President
                               ----------------------------------

                         PROMISSORY NOTE

Nashville, Tennessee                                  $22,500,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Twenty-Two Million Five Hundred Thousand and no/100 Dollars ($22,500,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            -------------------------------------

                         Title: Senior Vice President
                               ----------------------------------

                         PROMISSORY NOTE

Nashville, Tennessee                                  $17,500,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of UNITED STATES NATIONAL BANK OF OREGON ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Seventeen Million Five Hundred Thousand and no/100 Dollars ($17,500,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Seventeen Million Five Hundred Thousand Dollars ($17,500,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            ---------------------------------

                         Title: Senior Vice President
                               ------------------------------

                         PROMISSORY NOTE

Nashville, Tennessee                                  $15,000,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of HARRIS TRUST AND SAVINGS BANK ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Fifteen Million and no/100 Dollars ($15,000,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Fifteen Million Dollars ($15,000,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            ---------------------------------

                         Title: Senior Vice President
                               ------------------------------

                         PROMISSORY NOTE

Nashville, Tennessee                                  $10,000,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of THE DAIWA BANK, LIMITED ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Ten Million and no/100 Dollars ($10,000,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Ten Million Dollars ($10,000,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            --------------------------------

                         Title: Senior Vice President
                               -----------------------------

                         PROMISSORY NOTE

Nashville, Tennessee                                   $5,000,000
October 25, 1995


     FOR VALUE RECEIVED, INSITUFORM TECHNOLOGIES, INC. ("Borrower") promises and agrees to pay to the order of UNION PLANTERS NATIONAL BANK ("Lender") at the offices of SunTrust Bank, Nashville, National Association, as agent (the "Agent"), in Nashville, Tennessee, or at such other place as may be designated in writing by the holder, in lawful money of the United States of America, the principal sum of Five Million and no/100 Dollars ($5,000,000), or so much thereof as may be advanced from time to time by Lender, together with interest on the principal balance outstanding from time to time hereon computed as provided below, from the date of each advance through the Maturity Date. Interest for each year shall be computed based upon a 360-day year for the actual number of days elapsed.

     This Note is issued pursuant to, and is one of the Revolving Credit Notes referred to in, that certain Credit Agreement of even date herewith among Borrower, the Agent, Lender, The Boatmen's National Bank of St. Louis, United States National Bank of Oregon, Harris Trust and Savings Bank, The Daiwa Bank, Limited, Union Planters National Bank and the other lenders from time to time parties thereto (such credit agreement, as it may be amended, modified, extended and/or renewed from time to time, including without limitation all restatements thereof, replacements therefor and changes in form thereto, being collectively referred to herein as the "Credit Agreement"). Any term not otherwise defined in this Note shall have the same meaning as in the Credit Agreement. Reference is made to the Credit Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events in certain circumstances and upon certain terms and conditions.

     Interest shall accrue on all amounts outstanding under this Note at the applicable interest rate(s) elected by Borrower in accordance with Section 2.06 of the Credit Agreement. Borrower promises to pay interest on the outstanding principal amount of each Loan hereunder, at such interest rates, payable at such times, and computed in such manner, as in accordance with the terms of the Credit Agreement in strict accordance with the terms thereof.

     As long as no Event of Default has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Revolving Credit Termination Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed Five Million Dollars ($5,000,000) (the "Maximum Principal Amount"), or, when combined with the principal amounts outstanding under all Revolving Credit Loans under the Credit Agreement and the Swing Line Loan described in the Credit Agreement and the face amounts of all outstanding Letters of Credit and the amount of all unreimbursed draws paid under Letters of Credit, exceed the Maximum Total Amount. If any such excess occurs, Borrower shall immediately pay to Agent for the benefit of the Lender or the Lenders, as the case may be, all principal outstanding hereunder in excess of the Maximum Principal Amount (or Maximum Total Amount, as applicable), plus all interest, fees and charges accrued as required by the Credit Agreement.

     The terms and conditions of any prepayment of this Note shall be governed by the Credit Agreement. Any such prepayment(s) shall be applied first to payment of any fees or expenses due Lender, then to funding losses (if any), then to accrued interest and then to principal. All or part of the indebtedness evidenced by this Note may be prepaid during the period any LIBOR Rate Interest Rate Option is in effect only in accordance with the terms set forth in, and subject to payment of the amounts described in Section 2.13 of, the Credit Agreement.

     The terms and conditions in connection with requesting an Advance by Borrower and for making any Advances by Lender hereunder shall be governed by the applicable provisions of the Credit
Agreement.

     This Note shall be repaid as follows:

          (a) From the date hereof through the Maturity Date, Borrower shall pay to Lender all fees or other charges (if any) under this Note on the last Business Day of each month, and shall pay to Lender accrued interest under this Note, as follows:

               (i) interest on all Loans bearing interest at the Base Rate plus the Applicable Margin, and on all Loans bearing interest at the one-month Adjusted LIBOR rate plus the Applicable Margin, shall be paid by Borrower to Lender on the last Business Day of each month;

               (ii) interest on all Loans bearing interest at the two-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement;

               (ii) interest on all Loans bearing interest at the three-month Adjusted LIBOR rate plus the Applicable Margin shall be paid by Borrower to Lender on the last Business Day of the second month following the month such interest rate was elected by Borrower under the terms of the Credit Agreement; and

          (b) Beginning on the first December 31 after the Revolving Credit Termination Date, and continuing on the last Business Day of each consecutive March, June, September and December thereafter until the Maturity Date, Borrower shall pay to Lender principal payments each equal to one-twentieth (1/20th) of the unpaid principal balance outstanding under this Note as of the Revolving Credit Termination Date.

     This Note shall mature on October 25, 2000 (the "Maturity
Date"), at which time all outstanding principal, accrued interest, and all unpaid fees or charges hereunder (if any) will be immediately due and payable.

     Notwithstanding any provision to the contrary, it is the intent of Lender, Borrower and all parties liable on this Note, that neither Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged or reserved until such time as that interest, together with all other interest then payable, falls within the then applicable maximum lawful rate of interest. In the event Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof, and
(b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate of interest, the holder of the Note shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness as of the date it was received, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

     In the event that there occurs any Event of Default under the Loan Agreement (any such event constituting an Event of Default under this Note), then, in such event, at the option of the Required Lenders or automatically in the case of Events of Default under Sections 8.01(h) or (i) of the Credit Agreement, as evidenced by notice from the Agent, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without further notice, as the holder may elect regardless of the date of maturity. The Required Lenders, evidenced by notice from the Agent, may waive any default or Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one.

     Following the occurrence of an Event of Default, principal and unpaid interest bear interest at the lesser of (a) four percentage points (4%) above the Base Rate of SunTrust Bank, Nashville, National Association or (b) the maximum lawful rate of interest permitted by law until paid. The undersigned will pay all costs and expenses in connection with the collection, enforcement, protection and/or litigation with regard to this Note and/or any of Lender's rights hereunder, including without limitation reasonable attorneys' fees.

     The makers, endorsers, guarantors and all parties to this Note and all who may become liable for same, jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly agree that the lawful owner or holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note any one or more of the makers, endorsers, guarantors and/or other parties thereto, all without notice to them or any of them; and such deferment, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way affect or change the obligation of any such maker, endorser, guarantor or other party to this Note, or of any who may become liable for the payment thereof.

     Borrower shall pay a "late charge" of five percent (5%) of any payments of principal and/or interest due when paid after the due date thereof (provided that in no event shall said "late charge" result in the payment of interest in excess of the maximum lawful rate of interest permitted by applicable law), to cover the extra expenses involved in handling delinquent payments.

     The term "maximum lawful rate of interest" as used herein shall mean a rate of interest equal to the higher or greater of the following: (a) the "applicable formula rate" defined in Tennessee Code Annotated Section 47-14-102(2), or (b) such other rate of interest as may be charged under other applicable laws or regulations.

     This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee except to the extent pre-empted by applicable laws of the United States of America.

          Executed this the 25th day of October, 1995.


                         INSITUFORM TECHNOLOGIES, INC.


                         By: s/William A. Martin
                            ---------------------------------

                         Title: Senior Vice President
                               ------------------------------